UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 19, 2018

Energy Transfer LP

(Exact name of registrant as specified in its charter)

Delaware	1-32740	30-0108820
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive office) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Energy Transfer Equity, L.P.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As further described under Item 5.03 below, on October 19, 2018, the registrant, Energy Transfer Equity, L.P., a Delaware limited partnership, changed its name to “Energy Transfer LP” (the “ETE Name Change”). References herein to the “Partnership” refer to Energy Transfer Equity, L.P. prior to the ETE Name Change and Energy Transfer LP following the ETE Name Change. Immediately prior to the ETE Name Change on October 19, 2018, Energy Transfer Partners, L.P., a Delaware limited partnership, changed its name to “Energy Transfer Operating, L.P.” (the “ETP Name Change”). References herein to “ETP” refer to Energy Transfer Partners, L.P. prior to the ETP Name Change and Energy Transfer Operating, L.P. following the ETP Name Change.

Item 1.02	Termination of a Material Agreement.

In connection with the closing of the Merger (as defined below), on October 19, 2018, the Partnership repaid in full all outstanding borrowings under that certain Credit Agreement, dated as of March 24, 2017, among the Partnership, Credit Suisse AG, Cayman Islands Branch, as administrative agent, and the other lenders party thereto, and terminated the revolving credit facility thereunder.

The information provided in Item 2.01 is incorporated by reference into this Item 1.02.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 19, 2018, the Partnership completed its acquisition of ETP (the “Merger”) pursuant to that certain Agreement and Plan of Merger, dated as of August 1, 2018 (the “Merger Agreement”), by and among the Partnership, LE GP, LLC, a Delaware limited liability company and the general partner of the Partnership (“ETE GP”), Streamline Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of the Partnership (“Merger Sub”), ETP and Energy Transfer Partners, L.L.C. (“ETP Managing GP”), a Delaware limited liability company and the general partner of Energy Transfer Partners GP, L.P. (“ETP GP”), a Delaware limited partnership and the general partner of ETP.

At the effective time of the Merger (the “Effective Time”), each common unit representing a limited partner interest in ETP (each, an “ETP Common Unit”) issued and outstanding as of immediately prior to the Effective Time (other than any ETP Common Units owned by ETE and its subsidiaries) was converted into the right to receive 1.28 (the “Exchange Ratio”) common units representing limited partner interests in the Partnership (the “Partnership Common Units”) (such units, the “Merger Consideration”). Each Class E Unit, Class G Unit and Class K Unit of ETP, as well as each Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit, Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit, Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit and Series D Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit of ETP (collectively, the “ETP Preferred Units”), issued and outstanding as of immediately prior to the Effective Time continued to be issued and outstanding and to represent a limited partner interest in ETP at and after the Effective Time. Each unvested award of restricted units or restricted phantom units granted under any ETP equity plan (collectively, the “ETP Restricted Units”) issued and outstanding immediately prior to the Effective Time was automatically converted, at the Effective Time, into the right to receive an award of restricted units of ETE (a “Converted Restricted Unit Award”) on the same terms and conditions as were applicable to the corresponding award of ETP Restricted Units, except that the number of ETE restricted units covered by each such Converted Restricted Unit Award was equal to the number of ETP Restricted Units multiplied by the Exchange Ratio.

Prior to the Merger, the Partnership directly owned all of the incentive distribution rights, a 1.0% general partner interest, approximately 2.4% of the outstanding ETP Common Units, 100 Class I Units and 60 Class J Units of ETP. Following the Merger, the Partnership will own all of the outstanding partnership interests in ETP, other than the ETP Preferred Units.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 3, 2018 and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the closing of the Merger, ETE issued 647,745,099 Class A units representing limited partner interests in ETE (the “Class A Units”) to ETE GP. The Class A Units are entitled to vote together with the Partnership Common Units, as a single class, except as required by law. Additionally, without the approval of 66 2/3 % of the Class A Units, ETE may not take any action that disproportionately or materially adversely affects the rights, preferences or privileges of the Class A Units or amend the terms of the Class A Units. Additionally, for so long as Kelcy Warren is an officer or a director of ETE GP, upon the issuance by ETE of additional Partnership Common Units or any securities that have voting rights that are pari passu with the Partnership Common Units, ETE will issue to any holder of Class A Units additional Class A Units such that the holder maintains a voting interest in ETE that is identical to its voting interest in ETE prior to such issuance. The Class A Units are not entitled to distributions and otherwise have no economic attributes, except that the Class A Units in the aggregate are entitled to an aggregate $100 distribution upon any liquidation, dissolution or winding up of ETE. The Class A Units are not convertible into, or exchangeable for, Partnership Common Units. Without the prior approval of a conflicts committee of the board of directors of ETE GP (the “Board”), the Class A Units may not be transferred to any person or entity, other than to Kelcy Warren, Ray Davis or to any trust, family partnership or family limited liability company the sole beneficiaries, partners or members of which are Kelcy Warren, Ray Davis or their respective relatives.

The Class A Units were issued to ETE GP in a private offering pursuant to exemptions from registration in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder. The Class A Units are not registered under the Securities Act and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements.

To the extent required, the information set forth under Item 5.03 is incorporated into this Item 3.02 by reference.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth under Item 2.01 and Item 5.03 is incorporated into this Item 3.03 by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Mr. Williams

In connection with the closing of the Merger, William P. Williams resigned from the Board effective as of October 19, 2018. Mr. Williams previously served as a member of the Partnership’s audit committee. Mr. Williams’ decision to resign from the Board was not due to any disagreement with the Partnership or ETE GP relating to the operations, practices or policies of the Partnership.

Appointment of Mr. Grimm

On October 19, 2018, Michael K. Grimm was appointed to the Board by the members of ETE GP pursuant to the provisions of the ETE GP limited liability company agreement. Mr. Grimm will serve on the Partnership’s audit committee. The Board has determined that (i) Mr. Grimm is “independent” for purposes of Section 10A-3 of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the SEC; (ii) Mr. Grimm has no material relationship with the Partnership or ETE GP that would interfere with his independence from management of ETE GP and (iii) Mr. Grimm will otherwise be an “independent director” for purposes of the rules and regulations of the New York Stock Exchange.

Mr. Grimm will receive compensation for his services as director consistent with that provided to other non-employee directors, as previously disclosed in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2017. Mr. Grimm will also be indemnified for his actions associated with being a director to the fullest extent permitted under Delaware law.

There have not been any transactions since the beginning of the Partnership’s last fiscal year, nor are there any proposed transactions, in which the Partnership was or is to be a participant involving amounts exceeding $120,000 and in which Mr. Grimm had or will have a direct or indirect material interest. There are no arrangements or understandings with the Partnership, or any other persons, pursuant to which Mr. Grimm was appointed as a director of ETE GP.

Appointment of ETE GP Officers

On October 19, 2018, in connection with the closing of the Merger, the Board announced the following appointments and updates to the executive officers of ETE GP:

Officer Name	Title
Kelcy L. Warren	Chairman & Chief Executive Officer (Principal Executive Officer)
Marshall S. McCrea III	President & Chief Commercial Officer
Matthew S. Ramsey	Chief Operating Officer
Thomas P. Mason	Executive Vice President, General Counsel & President – LNG
Thomas E. Long	Chief Financial Officer (Principal Financial Officer)
A.Troy Sturrock	Senior Vice President & Controller (Principal Accounting Officer)

Messrs. Warren, McCrea, Ramsey, Mason and Long have served as officers and/or directors of ETE GP and as such, certain biographical information relating to each is set forth in the Partnership’s Annual Report on Form 10-K, filed with the SEC on February 23, 2018.

Mr. Sturrock, age 48, has served as the Senior Vice President and Controller of the general partner of ETP since August 2016 and previously served as Vice President and Controller of ETP’s general partner since June 2015. Mr. Sturrock also served as a Senior Vice President of PennTex Midstream Partners, LP’s general partner, from November 2016 until July 2017, and as its Controller and Principal Accounting Officer from January 2017 until July 2017. Mr. Sturrock previously served as Vice President and Controller of Regency Energy Partners LP’s general partner from February 2008, and in November 2010 was appointed as the principal accounting officer. From June 2006 to February 2008, Mr. Sturrock served as the Assistant Controller and Director of financial reporting and tax for Regency. Mr. Sturrock is a Certified Public Accountant.

There have not been any transactions since the beginning of the Partnership’s last fiscal year, nor are there any proposed transactions, in which the Partnership was or is to be a participant involving amounts exceeding $120,000 and in which any of the foregoing officers had or will have a direct or indirect material interest. There are no arrangements or understandings with the Partnership, or any other persons, pursuant to which any of the foregoing officers were appointed to their respective positions as an officer of ETE GP.

New Role for Mr. McReynolds

Also effective on October 19, 2018, John W. McReynolds was appointed as Special Advisor to the Partnership. Mr. McReynolds previously served as President (and Principal Executive Officer) of ETE GP. Mr. McReynolds will continue to serve as a director of the Partnership.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 2.01 is incorporated into this Item 5.03 by reference.

On October 19, 2018, the Partnership changed its name to “Energy Transfer LP” by filing a Certificate of Amendment (the “Certificate Amendment”) to its Certificate of Limited Partnership with the Secretary of State of the State of Delaware.

On October 19, 2018, pursuant to the terms of the Merger Agreement, ETE GP, as the general partner of the Partnership and on behalf of the limited partners of the Partnership, executed Amendment No. 6 to the Third Amended and Restated Agreement of Limited Partnership of ETE (the “LPA Amendment”), which became effective as of the Effective Time. The LPA Amendment, among other things, establishes the Class A Units and reflects the issuance of the Class A Units to ETE GP.

The foregoing description of the Certificate Amendment and the LPA Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of such amendments, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report and are incorporated by reference herein.

Item 7.01	Regulation FD.

On October 19, 2018, the Partnership and ETP issued a joint press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.3 to this Current Report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

•

The Partnership previously filed the audited historical financial statements of ETP required by Item 9.01(a) of Form 8-K in the Partnership’s Annual Report on Form 10-K filed with the SEC on February 23, 2018.

•	The unaudited interim financial statements of ETP required by Item 9.01(a) of Form 8-K are included as Exhibit 99.1 hereto.

(b) Pro forma financial information.

The unaudited pro forma financial statements required by Item 9.01(b) of Form 8-K are included in Exhibit 99.2 hereto.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of August 1, 2018, by and among LE GP, LLC, Energy Transfer Equity, L.P., Streamline Merger Sub, LLC, Energy Transfer Partners, L.P. and Energy Transfer Partners, L.L.C. (incorporated by reference to the Current Report on Form 8-K of Energy Transfer Equity, L.P. filed with the SEC on August 3, 2018).

3.1	Certificate of Amendment of Certificate of Limited Partnership of Energy Transfer Equity, L.P., dated as of October 19, 2018.

3.2	Amendment No. 6 to the Third Amended and Restated Agreement of Limited Partnership of Energy Transfer Equity, L.P., dated as of October 19, 2018.

99.1	Unaudited consolidated financial statements of Energy Transfer Partners, L.P. (incorporated by reference to the Quarterly Report on Form 10-Q of Energy Transfer Operating, L.P. (f/k/a Energy Transfer Partners, L.P.) filed with the SEC on August 9, 2018).

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Energy Transfer LP (incorporated by reference to the Partnership’s Registration Statement on Form S-4 filed with the SEC on August 14, 2018).

99.3	Joint Press Release dated October 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER LP

	By:	LE GP, LLC, its general partner

Date: October 19, 2018	By:	/s/ Thomas E. Long
Name: Thomas E. Long
Title: Chief Financial Officer